Putnam
Tax Exempt
Money Market
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

The Federal Reserve Board's sharp decline in short-term interest rates during much of Putnam Tax Exempt Money Market Fund's fiscal year ended September 30, 2001, gave Fund Manager Joyce Dragone a full share of challenges as she worked to preserve both the fund's income stream and safety of principal. In the informative report that follows, Joyce discusses the strategies she employed in addressing the ever-changing conditions that unfolded during the period and that will continue to evolve in the months ahead.

In such an environment, the search for securities of the highest quality becomes of paramount importance. Joyce is a firm believer in strict fundamental credit analysis and, as of the period's end, 100% of the fund's assets were invested in the top tier of tax-exempt money market securities.

With the prospect of still further reductions in short-term rates, the challenge is not over. But Joyce is confident that the portfolio is well positioned for further economic slowing and for delivering a continuing stream of tax-free income.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
November 14, 2001

REPORT FROM FUND MANAGEMENT

Joyce E. Dragone

Amidst slower growth and great uncertainty, Putnam Tax Exempt Money Market Fund delivered positive performance in a year when many other sectors of the financial markets struggled. From the Federal Reserve Board's aggressive reduction of short-term rates starting in January to the stock market's volatility following the tragic events on September 11, tax-free money market securities offered a welcome sanctuary for uneasy investors. Throughout the 12 months ended September 30, 2001, we maintained an unwavering focus on strategies designed to preserve your fund's $1.00 net asset value, high credit quality and competitive income. With inflation at historically low levels, your fund's returns were attractive in spite of the declining interest rate environment.

Total return for 12 months ended 9/30/01

               NAV
-----------------------------------------------------------------------
              2.90%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* AN UNPARALLELED YEAR IN FINANCIAL MARKETS

With falling corporate profits and, ultimately, depreciating stock prices taking their toll on investor confidence, the Federal Reserve Board (the Fed) embarked on an unprecedented campaign to invigorate the slowing U.S. economy. From January through the end of your fund's fiscal year in September, the Fed reduced the federal funds rate and the discount rate eight times. Many of the moves came in decreases of half a percentage point, which by historical standards are quite noteworthy and underscore the Fed's unwavering commitment to bolstering investor confidence and reassuring financial markets.

Of course, nothing could ease the shock and tragedy of September 11 and its myriad implications for Americans. But here again, the Fed did its part to help the financial markets regain their footing. Working in concert with other central banks, the Fed helped to restore some degree of stability by pumping billions of dollars in cash reserves into the banking system. The added liquidity is intended to help soften the impact of the terrorists' actions upon an already fragile economy.

The municipal bond yield curve has changed dramatically in this climate. The yield curve remains steep, with short-term rates falling more significantly than long-term rates. Meanwhile, long-term rates have remained high because of increasing uncertainty about the economy and concerns that Fed-induced liquidity and higher government spending could lead to a resurgence of inflation.

* INCOME STRATEGIES TAILORED TO  FALLING-RATE ENVIRONMENT

With interest rates dropping steadily for much of the reporting period, our efforts to preserve the fund's income stream were continually challenged. Our strategy was three-pronged. First, we increased the fund's exposure to weekly variable rate demand notes (VRDNs). This means that in effect, we were able to hold on to income for a few days longer than would have been the case had we invested in daily VRDNs. The Dauphin County, PA General Authority Revenue Bonds exemplify this strategy.

Second, we purchased tax-free money-market-eligible securities with maturities spread over many months. This laddering of maturity dates helps limit the fund's reinvestment risk when we must return to the market to find replacement securities.

Third, we look for smaller lots of tax-exempt money market instruments with a value between $1 million and $2 million, because they typically offer higher yields than larger lots of the same issuance.

All of our strategies had the intended consequence of keeping the fund's average days-to-maturity slightly longer than our peers'. In a declining interest-rate environment, it is prudent to increase the average days-to-maturity to lock in current rates. Invariably, this has meant purchasing fixed-rate instruments rather than floating-rate instruments so that we can reduce reinvestment risk. The fund's 60-day average maturity at the end of the fiscal year was slightly longer than that of its benchmark, the Lipper Tax Exempt Money Market Fund Average.

At period's end, the fund had approximately 61% of its assets invested in variable rate demand notes. The fund's remaining assets were invested in tax-exempt notes (35.5%), commercial paper (3.5%), and other short-term investments.

* QUALITY EVEN MORE CRITICAL DURING  ECONOMIC SLOWDOWN

For investors, quality takes on added importance during an economic slowdown. This was clearly the case this year, particularly in the aftermath of September 11, when investors exhibited a flight-to-quality mentality. Ironically, the heightened demand for the highest quality securities pushed the yields on Tier 1 tax-exempt money market instruments lower and, ultimately, complicated our efforts to find attractive income opportunities.

At Putnam, we continue to place great emphasis on strict, fundamental credit analysis. This helps assure that the fund's holdings are of the highest quality. As of the end of the fiscal year, 100% of the portfolio was invested in Tier 1 tax-exempt money market securities. Such securities are guaranteed or backed by a letter of credit issued by an approved bank, corporate issuer, or insurance company. Our dedication to quality becomes critical in a slower-growth environment, when corporate or municipal prospects become less stable. For instance, many cyclical companies, whose business prospects are tied to the strength of the economy, have been downgraded by the rating agencies to the point that their commercial paper no longer carries money market eligible ratings. Similarly, states and municipalities experiencing falling tax revenues face potential credit downgrades. Through our research, we hope to sidestep such situations and avoid exposing the fund to unnecessary risk.

* PORTFOLIO POSITIONED FOR MORE RATE CUTS

We believe your fund is well positioned for a softening economy. Nevertheless, further reductions in short-term interest rates are inevitable, as the Fed continues easing to mitigate the ripple effect of September 11. The fund's yield, as with all shorter-maturity securities, inevitably will come under some pressure. However, we believe our efforts to maintain a longer average days to maturity than the benchmark will be the best formula for attractive relative performance in this historically challenging environment. Our dedication to finding the highest quality tax-exempt money- market eligible securities will be as important as ever.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/01, there is no guarantee the fund will continue to hold these securities in the future. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

PERFORMANCE COMPARISONS (9/30/01)

                                                      Current   After-tax
                                                      return*    return
------------------------------------------------------------------------
Passbook savings account                               1.00%      0.61%
------------------------------------------------------------------------
Taxable money market fund 7-day yield (as of 10/2/01)  2.70       1.64
------------------------------------------------------------------------
3-month certificate of deposit (as of 10/1/01)         2.54       1.55
------------------------------------------------------------------------
Putnam Tax Exempt Money Market Fund (7-day yield)      1.93       1.93
------------------------------------------------------------------------

The net asset value of money market mutual funds is uninsured and designed to be fixed, while distributions vary daily. Investment returns will fluctuate. The principal value on passbook savings and on bank CDs is generally insured up to certain limits by state and federal agencies. Unlike stocks, which incur more risk, CDs offer a fixed rate of return. Unlike money market funds, bank CDs may be subject to substantial penalties for early withdrawals. After-tax return assumes a 39.1% maximum federal income tax rate.

*Sources: FleetBoston (passbook savings), Federal Reserve Board of
 Governors (3-month CDs), IBC/Donaghue's Money Fund Report (taxable money market fund compound 7-day yield).


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Tax Exempt Money Market Fund is designed for investors seeking current income exempt from federal income tax, consistent with capital preservation, stable principal, and liquidity.

TOTAL RETURN FOR PERIODS ENDED 9/30/01

                                  Merrill Lynch     Lipper
                                      91-day      Tax Exempt      Consumer
                     Fund shares     Treasury    Money Market      price
                       at NAV       Bill Index   Fund Average      index
-------------------------------------------------------------------------------
1 year                  2.90%          5.44%        2.82%           2.65%
-------------------------------------------------------------------------------
5 years                15.88          29.71        15.93           12.93
Annual average          2.99           5.34         3.00            2.46
-------------------------------------------------------------------------------
10 years               31.71          62.09        32.40           29.88
Annual average          2.79           4.95         2.84            2.65
-------------------------------------------------------------------------------
Annual average
(life of fund,
since 10/26/87)         3.48           5.73           3.48          3.18
-------------------------------------------------------------------------------
Current return (end of period)                               Fund shares at NAV
-------------------------------------------------------------------------------
Current 7-day yield 1                                               1.93%
-------------------------------------------------------------------------------
Taxable
equivalent 2                                                        3.17
-------------------------------------------------------------------------------
Current 30-day yield 1                                              1.84
-------------------------------------------------------------------------------
Taxable
equivalent 2                                                        3.02
-------------------------------------------------------------------------------

1 The 7-day and 30-day yields are the two most common gauges for measuring money market mutual fund performance.

2 Assumes 39.1% maximum federal income tax rate. Results for investors subject to lower tax rates would not be as advantageous. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes. Capital gains, if any, are taxable for federal and, in most cases, state purposes.

Past performance is no assurance of future results and more recent returns may be more or less than those shown. Fund performance data do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns will fluctuate. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund. The fund's holdings do not match those in the Lipper average. Yield data more closely reflect the current earnings of the fund.

DISTRIBUTION INFORMATION 12 MONTHS ENDED 9/30/01

-------------------------------------------------------------------------------
Distributions
(number)                                       12
-------------------------------------------------------------------------------
Income                                     $0.028623
-------------------------------------------------------------------------------
  Total                                    $0.028623
-------------------------------------------------------------------------------


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.


COMPARATIVE BENCHMARKS

Lipper Tax Exempt Money Market Fund Average* is an index of tax-exempt funds which invest in high-quality municipal obligations with dollar-weighted average maturities of less than 90 days. Lipper is an independent rating organization for the mutual fund industry.

Merrill Lynch 91-Day Treasury Bill Index* is an unmanaged index that seeks to measure the performance of United States Treasury bills currently available in the marketplace.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
Putnam Tax Exempt Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Tax Exempt Money Market Fund (the "fund") at September 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 5, 2001



THE FUND'S PORTFOLIO
September 30, 2001

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
FGIC                -- Financial Guaranty Insurance Company
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
LOC                 -- Letter of Credit
PSFG                -- Permanent School Fund Guaranteed
MBIA                -- Municipal Bond Investors Assurance Corporation
TRAN                -- Tax Revenue Anticipation Notes
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (90.8%) (a)
PRINCIPAL AMOUNT                                                                     RATING (RAT)             VALUE
Arkansas (5.2%)
-------------------------------------------------------------------------------------------------------------------
$         5,500,000 AR State Hosp. Equip. Fin. Auth. VRDN
                    (Baptist Hlth.), MBIA, 2.38s, 11/1/10                                 A-1+       $    5,500,000

Arizona (4.8%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Apache Cnty., Ind. Dev. Auth. Poll. Control
                    Rev. Bonds, VRDN, 2 1/4s, 12/15/18
                    (Bank of New York (LOC))                                              A-1+            2,000,000
            595,000 Maricopa Cnty. School Dist. No. 92
                    Pendergast Elem G.O. Bonds, FGIC, 4s, 7/1/02                          Aaa               600,267
          2,500,000 Pima Cnty., Indl. Dev. Auth. VRDN
                    (Tucson Elec. Pwr. Co.-Irvington),
                    Ser. A, 2.3s, 10/1/22 (Societe Generale (LOC))                        A-1+            2,500,000
                                                                                                      -------------
                                                                                                          5,100,267

Colorado (0.6%)
-------------------------------------------------------------------------------------------------------------------
            650,000 Wheat Ridge, Indl. Dev. VRDN
                    (La Quinta Motor Inns), 2.35s, 4/1/04
                    (Bank of America (LOC))                                               A-1+              650,000

District of Columbia (1.5%)
-------------------------------------------------------------------------------------------------------------------
          1,570,000 DC G.O. Bonds, Ser. A-1, MBIA, 4.65s, 6/1/02                          Aaa             1,587,805

Florida (11.9%)
-------------------------------------------------------------------------------------------------------------------
          3,300,000 FL Gulf Coast Univ., VRDN, 2 1/2s, 8/1/30
                    (First Union National Bank (LOC))                                     A-1+/P          3,300,000
          4,000,000 FL Hsg. Fin. Agcy. VRDN (Woodlands),
                    2.11s, 12/1/17 (Northern Trust Co. (LOC))                             A-1+            4,000,000
            400,000 FL State Board of Ed. G.O. Bonds (Pub. Ed.),
                    Ser. C, 6.3s, 6/1/04 (PRE)                                            VMIG1             413,057
            750,000 FL State Tpk. Auth. Rev. Bonds, Ser. A, FGIC,
                    6.35s, 7/1/22 (PRE)                                                   Aaa               777,018
          4,100,000 Orange Cnty., Hsg. Fin. Auth. VRDN
                    (Sundown Assoc. II), Ser. B, 2.11s, 6/1/04
                    (Northern Trust Co. (LOC))                                            VMIG1           4,100,000
                                                                                                      -------------
                                                                                                         12,590,075

Georgia (5.4%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Fulton Cnty., Hsg. Auth. VRDN
                    (Spring Creek Crossing), 2 1/4s, 10/1/24
                    (Wachovia Bank of Georgia (LOC))                                      A-1+            4,000,000
          1,700,000 Whitfield Cnty. Res. Care Facs. For The Elderly
                    Auth. VRDN (Royal Oaks Sr. Living Cmnty.),
                    2.3s, 11/1/25 (First Union National Bank (LOC))                       A-1             1,700,000
                                                                                                      -------------
                                                                                                          5,700,000

Illinois (4.5%)
-------------------------------------------------------------------------------------------------------------------
            445,000 Chicago Pk. Dist. G.O. Bonds
                    (Aquarium and Museum), FGIC, 4 1/2s, 1/1/02                           AAA               446,378
          1,000,000 Du Page Cnty., G.O. Bonds (Stormwater Project),
                    6 1/2s, 1/1/12 (PRE)                                                  Aaa             1,027,271
          3,290,000 IL Dev. Fin. Auth. VRDN (Cook Composites &
                    Polymers), 2.68s, 2/1/09 (BNP Paribas (LOC))                          VMIG1           3,290,000
                                                                                                      -------------
                                                                                                          4,763,649

Kansas (1.4%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 Kansas Dev. Fin. Auth. Lease VRDN
                    (Shalom Oblig. GRP-BB), 2.75s, 11/15/28
                    (LaSalle National Bank (LOC))                                         A-1+            1,500,000

Kentucky (2.4%)
-------------------------------------------------------------------------------------------------------------------
          2,495,000 Mayfield, KY Multi-City Lease VRDN, 2.45s, 7/1/26
                    (PNC Bank (LOC))                                                      A-1             2,495,000

Louisiana (2.1%)
-------------------------------------------------------------------------------------------------------------------
            450,000 East Baton Rouge Parish LA Certif. of Indebtedness
                    VRDN (LA Quinta Motor Inns), 2.35s, 7/1/02
                    (Bank of America (LOC))                                               VMIG1             450,000
          1,750,000 Louisiana State G.O. Bonds, Ser. A, FGIC,
                    5 1/2s, 4/15/02                                                       Aaa             1,772,423
                                                                                                      -------------
                                                                                                          2,222,423

Minnesota (1.4%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 Golden Valley, Indl. Dev. VRDN (Graco, Inc.),
                    2.65s, 12/1/02 (U.S. Bank NA (LOC))                                   VMIG1           1,500,000

Missouri (0.2%)
-------------------------------------------------------------------------------------------------------------------
            200,000 Lees Summit G.O. Bonds, Ser. B, AMBAC,
                    4.2s, 4/1/02                                                          Aaa               201,285

Ohio (2.6%)
-------------------------------------------------------------------------------------------------------------------
                    OH State Bldg. Auth. Rev. Bonds
          1,180,000 (State Facs. - Arts Bldg.), Ser. A, 3 1/2s, 4/1/02                    Aa2             1,180,851
          1,545,000 (State Facs. - Juvenile Correctional Facs.), Ser. A,
                    3 1/2s, 4/1/02                                                        Aa2             1,546,114
                                                                                                      -------------
                                                                                                          2,726,965

Pennsylvania (14.9%)
-------------------------------------------------------------------------------------------------------------------
          1,780,000 Allegheny Cnty., G.O. Bonds, Ser. C-47, MBIA,
                    4 1/4s, 10/1/01                                                       Aaa             1,780,055
          5,000,000 Dauphin Cnty., Gen. Auth. Rev. Bonds VRDN
                    (School Dist. Pooled Fin. Project II), AMBAC,
                    2.3s, 9/1/32                                                          VMIG1           5,000,000
          4,400,000 Montgomery Cnty., Higher Ed. & Hlth. Auth. VRDN
                    (Philadelphia Presbytery), 2.55s, 7/1/25
                    (PNC Bank (LOC))                                                      VMIG1           4,400,000
          4,000,000 New Garden, PA Gen. Auth. Rev. Bonds VRDN
                    (Pooled Fin. Project I), AMBAC, 2.3s, 11/1/29
                    (Bank of Nova Scotia (LOC))                                           AAA             4,000,000
            500,000 PA School Dist. G.O. Bonds, Ser. A, AMBAC,
                    5s, 4/1/02                                                            Aaa               504,198
                                                                                                      -------------
                                                                                                         15,684,253

South Dakota (2.4%)
-------------------------------------------------------------------------------------------------------------------
          2,560,000 Rapid City Econ. Dev. VRDN
                    (Civic Ctr. Assoc. Partnership), 2.58s, 12/1/16
                    (Bayerische Vereinsbank AG (LOC))                                     P-1             2,560,000

Tennessee (3.1%)
-------------------------------------------------------------------------------------------------------------------
          1,560,000 Clarksville Pub. Bldg. Auth. Rev. Bonds, VDRN,
                    2.3s, 11/1/27 (Bank of America (LOC))                                 VMIG1           1,560,000
          1,700,000 Johnson City, G.O. Bonds, MBIA, 4.6s, 12/1/01                         Aaa             1,700,520
                                                                                                      -------------
                                                                                                          3,260,520

Texas (10.2%)
-------------------------------------------------------------------------------------------------------------------
          1,575,000 Harris Cnty., G.O. Bonds, 5.6s, 10/1/01                               Aa1             1,575,050
          1,295,000 Katy Indpt. School Dist. G.O. Bonds, Ser. A,
                    zero %, 2/15/02                                                       Aaa             1,279,955
          2,020,000 Richardson Indpt. School Dist. G.O. Bonds, PSFG,
                    zero %, 2/15/02                                                       Aaa             1,996,157
          1,350,000 Sabine River Auth. Rev. Bonds VRDN
                    (Util Elec. Co.), Ser. B, 2.6s, 6/1/30
                    (Chase Manhattan Bank (LOC))                                          VMIG1           1,350,000
          4,500,000 TX State TRAN, Ser. A-L32, 3 3/4s, 8/29/02                            VMIG1           4,550,860
                                                                                                      -------------
                                                                                                         10,752,022

Washington (11.2%)
-------------------------------------------------------------------------------------------------------------------
          3,735,000 Port Vancouver, Rev. Bonds VRDN
                    (United Grain Corp.), 2 1/4s, 12/1/09
                    (Bank of America (LOC))                                               A-1+            3,735,000
          2,000,000 Snohomish Cnty., Pub. Util. Dist. No. 001 Elec.
                    Rev. Bonds, FSA, 5s, 12/1/01                                          Aaa             2,001,990
          4,500,000 WA State Housing Fin. Rev. Bonds VRDN
                    (University Prep Academy), 2.35s, 7/1/30
                    (Bank of America (LOC))                                               VMIG1           4,500,000
          1,550,000 WA State Pub. Pwr. Supply Syst. Rev. Bonds,
                    FSA, 6 1/4s, 7/1/12 (PRE)                                             Aaa             1,620,826
                                                                                                      -------------
                                                                                                         11,857,816

Wisconsin (5.0%)
-------------------------------------------------------------------------------------------------------------------
          3,785,000 Green Bay Professional Football Stadium Dist.
                    (Lambeau Field Renovation Project - A),
                    AMBAC, 3.1s, 2/1/02                                                   Aaa             3,785,000
          1,215,000 Janesville G.O. Bonds, FSA, 4 3/4s, 6/1/02                            Aaa             1,229,261
            250,000 WI. State Trans. Rev. Bonds, Ser. A, FGIC, 5s, 7/1/02                 Aaa               253,970
                                                                                                     --------------
                                                                                                          5,268,231
                                                                                                     --------------
                    Total Municipal Bonds and Notes
                    (cost $95,920,311)                                                               $   95,920,311

MUNICIPAL COMMERCIAL PAPER (3.3%) (a) (cost $3,500,000)
PRINCIPAL AMOUNT                                                                     RATING (RAT)             VALUE
-------------------------------------------------------------------------------------------------------------------
$         3,500,000 Shelby Cnty, TN Ser. 97-A, effective yield of 3.15%,
                    October 4, 2001                                                       A-1+       $    3,500,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $99,420,311) (b)                                         $   99,420,311
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $105,637,307.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at September 30, 2001 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 2001. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

      Moody's uses the designation "Moody's Investment Grade", or "MIG", for most short-term municipal obligations, adding a "V" ("VMIG") for bonds with a demand or variable feature; the designation "P" is used for tax exempt commercial paper. Standard & Poor's uses "SP" for notes maturing in three years or less, "A" for bonds with a demand or variable feature.

      Moody's Investor Service, Inc.
      MIGI/VMIGI = Best quality; strong protection of cash flows, superior liquidity and broad access to refinancing

      MIG1/VMIG1 = High quality; ample protection of cash flows, liquidity support and ability to refinance
      Aaa = Extremely strong capacity to pay interest and repay principal
      Aa = Strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree

      P-1 = Superior capacity for repayment
      P-2 = Strong capacity for repayment

      Standard & Poor's Corp.
      AAA = Extremely strong capacity to pay interest and repay principal
      SP-1+ = Very strong capacity to pay principal and interest
      SP-1 = Strong capacity to pay principal and interest
      SP-2 = Satisfactory capacity to pay principal and interest
      A-1+ = Extremely strong degree of safety
      A-1 = Strong degree of safety
      A-2 = Satisfactory capacity for timely repayment

  (b) The aggregate identified cost on a tax basis is the same.

(PRE) These securities are prerefunded with callable dates within a year.

      The rates shown on VRDN's are the current interest rates at September 30, 2001.

      The fund had the following industry group concentration greater than 10% at September 30, 2001 (as a percentage of net assets):

            Education            16.7%

      The fund had the following insurance concentrations greater than 10% at September 30, 2001 (as a percentage of net assets):

            AMBAC                12.8%
            MBIA                 10.0%

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
September 30, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at amortized cost (Note 1)                          $ 99,420,311
-------------------------------------------------------------------------------------------
Cash                                                                                536,307
-------------------------------------------------------------------------------------------
Interest and other receivables                                                      564,635
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            5,508,134
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                      125,000
-------------------------------------------------------------------------------------------
Total assets                                                                    106,154,387

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                 9,192
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          333,873
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        115,137
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           35,166
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                         8,048
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,890
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               13,774
-------------------------------------------------------------------------------------------
Total liabilities                                                                   517,080
-------------------------------------------------------------------------------------------
Net assets                                                                     $105,637,307

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $105,637,307
-------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per class A share
($105,637,307 divided by 105,637,307 shares)                                          $1.00
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended September 30, 2001
Tax exempt interest income:                                                      $3,648,360
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    463,093
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      193,966
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     6,733
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      6,545
-------------------------------------------------------------------------------------------
Other                                                                                83,816
-------------------------------------------------------------------------------------------
Total expenses                                                                      754,153
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (64,908)
-------------------------------------------------------------------------------------------
Net expenses                                                                        689,245
-------------------------------------------------------------------------------------------
Net investment income                                                             2,959,115
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $2,959,115
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                       Year ended September 30
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $  2,959,115      $ 3,126,954
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                    2,959,115        3,126,954
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
From net investment income                                             (2,959,115)      (3,126,954)
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                      10,926,907       14,002,410
--------------------------------------------------------------------------------------------------
Total Increase in net assets                                           10,926,907       14,002,410

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                      94,710,400       80,707,990
--------------------------------------------------------------------------------------------------
End of year                                                          $105,637,307      $94,710,400
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                   Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
New asset value,
beginning of period                    $1.00        $1.00        $1.00        $1.00        $1.00
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                  .0286        .0333        .0254        .0299        .0304
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  .0286        .0333        .0254        .0299        .0304
-----------------------------------------------------------------------------------------------------
Total distributions                   (.0286)      (.0333)      (.0254)      (.0299)      (.0304)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $1.00        $1.00        $1.00        $1.00        $1.00
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  2.90         3.38         2.57         3.03         3.09
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $105,637      $94,710      $80,708      $82,049     $105,442
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .73          .73          .73          .75          .80
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.87         3.33         2.57         3.12         3.02
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
September 30, 2001

Note 1
Significant accounting policies

Putnam Tax Exempt Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as is consistent with maintenance of liquidity and stability of principal by investing primarily in a diversified portfolio of short-term tax-exempt securities.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation The valuation of the funds' portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Security transactions Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

D) Interest income and distributions to shareholders Interest is recorded on the accrual basis. Income dividends are recorded daily by the fund and are paid monthly to the shareholders.

E) Amortization of bond premium and accretion of bond discount Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.45% of the first $500 million of average net assets, 0.35% of the next $500 million, 0.30% of the next $500 million, 0.25% of the next $5 billion, 0.225% of the next $5 billion, 0.205% of the next $5 billion, 0.19% of the next $5 billion, and 0.18% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended September 30, 2001, the fund's expenses were reduced by $64,908 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $464 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management at an annual rate of up to 0.35% of the fund's average net assets. Currently, the Trustees have not approved payments under the plan.

For the year ended September 30, 2001, Putnam Retail Management, acting as underwriter receives proceeds from contingent deferred sales charges that apply to certain shares that have been exchanged from other Putnam funds. Putnam Retail Management, received no monies in contingent deferred sales charges from such redemptions.

Note 3
Purchases and sales of securities

During the year ended September 30, 2001, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $260,093,896 and $253,277,700, respectively.

Note 4
Capital shares

At September 30, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

                                                   Year ended September 30
---------------------------------------------------------------------------
Class A                                           2001                2000
---------------------------------------------------------------------------
Shares sold                                166,528,699         159,030,670
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,500,729           2,931,200
---------------------------------------------------------------------------
                                           169,029,428         161,961,870

Shares
repurchased                               (158,102,521)       (147,959,460)
---------------------------------------------------------------------------
Net increase                                10,926,907          14,002,410
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2002 will show the tax status of all distributions distributions paid to your account in calendar 2001.


WELCOME TO WWW.PUTNAMINVESTMENTS.COM

Get up-to-date information about your funds, learn more about investing and retirement planning, and access news and economic outlooks from Putnam's Web site. The site features:

* Secure access (with your Social Security number and password) to your account with all of your information, including a record of your balances and transactions, updated daily.

* On-line transactions, such as exchanges, additional investments, and address changes.

* Complete fund information, daily pricing, and long-term performance.

* Instant access to your quarterly statements, and annual and semiannual fund reports.

You can also read economic commentary from Putnam senior economic advisor Dr. Robert Goodman, use our glossary to decode investment terms, get our update on the markets, and much more.

New enhancements are added to the site regularly. Bookmark us at www.putnaminvestments.com


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Joyce E. Dragone
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Tax Exempt Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN057-76222  062  11/01